Weyerhaeuser Company	Exhibit 99.2

Q1.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Net sales	$1,541	$1,727	$1,763
Costs of sales	1,380	1,409	1,428
Gross margin	161	318	335
Selling expenses	23	23	23
General and administrative expenses	113	119	119
Gain on sale of timberlands	(266)	(58)	—
Other operating costs (income), net	40	(13)	14
Operating income	251	247	179
Non-operating pension and other post-employment benefit costs	(163)	(14)	(19)
Interest income and other	5	4	5
Interest expense, net of capitalized interest	(70)	(66)	(66)
Earnings before income taxes	23	171	99
Income taxes	51	(15)	(16)
Net earnings	$74	$156	$83

Per Share Information

	Q4	Q1
	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Earnings per share, basic and diluted	$0.10	$0.22	$0.11
Dividends paid per common share	$0.21	$0.21	$0.21
Weighted average shares outstanding (in thousands):
Basic	721,295	721,290	726,143
Diluted	721,833	721,671	726,566
Common shares outstanding at end of period (in thousands)	720,531	721,043	725,671

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Net earnings	$74	$156	$83
Non-operating pension and other post-employment benefit costs	163	14	19
Interest income and other	(5)	(4)	(5)
Interest expense, net of capitalized interest	70	66	66
Income taxes	(51)	15	16
Operating income	251	247	179
Depreciation, depletion and amortization	129	124	125
Basis of acres sold	8	23	24
Special items included in operating income	(248)	(86)	—
Adjusted EBITDA(1)	$140	$308	$328

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of Strategic Land Solutions acres sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2026 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Net earnings	$74	$156	$83
Environmental remediation charge	14	—	—
Gain on sale of timberlands	(266)	(58)	—
Pension settlement charge	111	—	—
Product remediation insurance recovery	—	(21)	—
Net (loss) earnings before special items(1)	$(67)	$77	$83

	Q4	Q1
	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Net earnings per diluted share	$0.10	$0.22	$0.11
Environmental remediation charge	0.02	—	—
Gain on sale of timberlands	(0.36)	(0.08)	—
Pension settlement charge	0.15	—	—
Product remediation insurance recovery	—	(0.03)	—
Net (loss) earnings per diluted share before special items(1)	$(0.09)	$0.11	$0.11

(1) Net (loss) earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net (loss) earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Pension and post-employment costs:
Pension and post-employment service costs	$5	$4	$4
Non-operating pension and other post-employment benefit costs	163	14	19
Total company pension and post-employment costs	$168	$18	$23

Weyerhaeuser Company

Q1.2026 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$464	$299	$560
Receivables, net	303	396	382
Receivables for taxes	10	8	13
Inventories	593	659	675
Assets held for sale	128	—	—
Prepaid expenses and other current assets	154	141	141
Total current assets	1,652	1,503	1,771
Property and equipment, net	2,420	2,376	2,333
Construction in progress	337	397	291
Timber and timberlands at cost, less depletion	11,533	11,475	11,506
Minerals and mineral rights, less depletion	177	176	187
Deferred tax assets	97	91	23
Other assets	397	383	409
Total assets	$16,613	$16,401	$16,520

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$522	$372	$150
Accounts payable	278	284	288
Accrued liabilities	478	404	430
Total current liabilities	1,278	1,060	868
Long-term debt, net	5,050	5,052	5,017
Deferred tax liabilities	18	15	32
Deferred pension and other post-employment benefits	485	484	602
Other liabilities	356	351	356
Total liabilities	7,187	6,962	6,875
Total equity	9,426	9,439	9,645
Total liabilities and equity	$16,613	$16,401	$16,520

Weyerhaeuser Company

Q1.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	Dec 31, 2025	Mar 31, 2026	Mar 31, 2025
Cash flows from operations:
Net earnings	$74	$156	$83
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	129	124	125
Basis of acres sold	8	23	24
Deferred income taxes, net	(53)	1	4
Pension and other post-employment benefits	168	18	23
Share-based compensation expense	11	13	11
Gain on sale of timberlands	(266)	(58)	—
Other	4	1	—
Change in:
Receivables, net	51	(94)	(76)
Receivables and payables for taxes	(8)	1	(22)
Inventories	(4)	(68)	(68)
Prepaid expenses and other current assets	2	2	5
Accounts payable and accrued liabilities	(30)	(66)	(25)
Pension and post-employment benefit contributions and payments	(206)	(5)	(3)
Other	6	4	(11)
Net cash from operations	$(114)	$52	$70
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(135)	$(89)	$(71)
Capital expenditures for timberlands reforestation	(14)	(23)	(22)
Proceeds from sale of timberlands	405	192	—
Other	(2)	1	(4)
Net cash from investing activities	$254	$81	$(97)
Cash flows from financing activities:
Cash dividends on common shares	$(152)	$(151)	$(152)
Net proceeds from issuance of long-term debt	101	—	299
Payments on long-term debt	—	(150)	(210)
Repurchases of common shares	(10)	(10)	(25)
Other	1	(4)	(9)
Net cash from financing activities	$(60)	$(315)	$(97)

Net change in cash, cash equivalents and restricted cash	$80	$(182)	$(124)
Cash, cash equivalents and restricted cash at beginning of period	401	481	684
Cash, cash equivalents and restricted cash at end of period	$481	$299	$560

Cash paid during the period for:
Interest, net of amounts capitalized	$71	$60	$58
Income taxes, net of refunds	$6	$13	$34

(1) Includes $16 million, $39 million and $30 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, fourth quarter 2025 and first quarter 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q1.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2025	Q1.2026	Q1.2025
Sales to unaffiliated customers	$353	$356	$382
Intersegment sales	134	136	152
Total net sales	487	492	534
Costs of sales	410	409	409
Gross margin	77	83	125
General and administrative expenses	24	25	24
Gain on sale of timberlands	(266)	(58)	—
Other operating costs (income), net	3	1	(1)
Operating income and Net contribution to earnings	$316	$115	$102

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2025	Q1.2026	Q1.2025
Operating income	$316	$115	$102
Depreciation, depletion and amortization	64	63	65
Special items	(266)	(58)	—
Adjusted EBITDA(1)	$114	$120	$167

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q4.2025	Q1.2026	Q1.2025
Gain on sale of timberlands	$(266)	$(58)	$—

Selected Segment Items

in millions	Q4.2025	Q1.2026	Q1.2025
Total increase in working capital(2)	$(23)	$(18)	$(16)
Cash spent for capital expenditures(3)	$(38)	$(43)	$(26)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Strategic Land Solutions segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2025	Q1.2026	Q1.2025
Third Party	Delivered logs:
Net Sales	West	$138	$144	$169
(millions)	South	153	148	152
	North	15	14	14
	Total delivered logs	306	306	335
	Stumpage and pay-as-cut timber	15	10	10
	Recreational and other lease revenue	20	20	19
	Other revenue	12	20	18
	Total	$353	$356	$382
Delivered Logs	West	$108.64	$106.76	$118.52
Third Party Sales	South	$37.29	$37.26	$37.10
Realizations (per ton)	North	$73.28	$70.65	$71.43
Delivered Logs	West	1,276	1,347	1,428
Third Party Sales	South	4,089	3,968	4,106
Volumes (tons, thousands)	North	204	205	192
Fee Harvest Volumes	West	2,143	2,178	2,229
(tons, thousands)	South	6,048	5,915	6,133
	North	267	278	272

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Strategic Land Solutions Segment

Q1.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2025	Q1.2026	Q1.2025
Net sales	$103	$207	$94
Costs of sales	13	32	32
Gross margin	90	175	62
General and administrative expenses	7	6	7
Other operating income, net	(1)	—	(1)
Operating income and Net contribution to earnings	$84	$169	$56

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2025	Q1.2026	Q1.2025
Operating income	$84	$169	$56
Depreciation, depletion and amortization	3	1	2
Basis of acres sold	8	23	24
Adjusted EBITDA(1)	$95	$193	$82

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics(2)

		Q4.2025	Q1.2026	Q1.2025
Net Sales	Real Estate	$35	$69	$62
(millions)	Natural Resources	23	27	19
	Climate Solutions	45	111	13
	Total	$103	$207	$94
Acres Sold	Real Estate	4,135	17,141	16,408
Price per Acre	Real Estate	$8,561	$4,015	$3,764
Basis as a Percent of Strategic Land Solutions Net Sales	Strategic Land Solutions	8%	11%	26%

(2) Effective first quarter 2026, the segment previously called Real Estate, Energy & Natural Resources has been renamed Strategic Land Solutions. Reportable business lines included within the segment have been updated from Real Estate and Energy & Natural Resources to Real Estate, Natural Resources and Climate Solutions. Segment statistics for first quarter and fourth quarter 2025 have been adjusted to present comparative data, with all changes attributable to the disaggregation of the Climate Solutions business.

Weyerhaeuser Company	Wood Products Segment

Q1.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2025	Q1.2026	Q1.2025
Net sales	$1,085	$1,164	$1,287
Costs of sales	1,099	1,087	1,114
Gross margin	(14)	77	173
Selling expenses	21	22	22
General and administrative expenses	38	39	39
Other operating costs (income), net	5	(26)	6
Operating (loss) income and Net (charge) contribution to earnings	$(78)	$42	$106

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2025	Q1.2026	Q1.2025
Operating (loss) income	$(78)	$42	$106
Depreciation, depletion and amortization	58	57	55
Special items	—	(28)	—
Adjusted EBITDA(1)	$(20)	$71	$161

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2025	Q1.2026	Q1.2025
Product remediation insurance recovery	$—	$(28)	$—

Selected Segment Items

in millions	Q4.2025	Q1.2026	Q1.2025
Total decrease (increase) in working capital(2)	$66	$(203)	$(157)
Cash spent for capital expenditures(3)	$(110)	$(69)	$(67)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes $16 million, $39 million and $30 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, fourth quarter 2025 and first quarter 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q4.2025	Q1.2026	Q1.2025
Structural Lumber	Third party net sales	$420	$478	$527
(volumes presented	Third party sales realizations	$393	$443	$463
in board feet)	Third party sales volumes	1,066	1,081	1,138
	Production volumes	1,009	1,100	1,163
Oriented Strand	Third party net sales	$162	$167	$228
Board	Third party sales realizations	$218	$236	$317
(volumes presented	Third party sales volumes	739	707	719
in square feet 3/8")	Production volumes	758	742	743
Engineered Solid	Third party net sales	$157	$155	$161
Section	Third party sales realizations	$2,928	$2,790	$3,026
(volumes presented	Third party sales volumes	5.4	5.6	5.3
in cubic feet)	Production volumes	5.2	5.7	5.7
Engineered	Third party net sales	$75	$72	$88
I-joists	Third party sales realizations	$2,384	$2,307	$2,519
(volumes presented	Third party sales volumes	31	31	35
in lineal feet)	Production volumes	32	35	35
Softwood Plywood	Third party net sales	$36	$38	$40
(volumes presented	Third party sales realizations	$404	$442	$459
in square feet 3/8")	Third party sales volumes	89	86	88
	Production volumes	78	77	80
Medium Density	Third party net sales	$28	$31	$32
Fiberboard	Third party sales realizations	$1,168	$1,172	$1,163
(volumes presented	Third party sales volumes	25	26	27
in square feet 3/4")	Production volumes	24	28	22

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2026 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q4.2025	Q1.2026	Q1.2025
Unallocated corporate function and variable compensation expense	$(46)	$(44)	$(42)
Liability classified share-based compensation	—	—	(1)
Foreign exchange (loss) gain	(1)	(1)	—
Elimination of intersegment profit in inventory and LIFO	18	(11)	(18)
Other, net	(42)	(23)	(24)
Operating loss	(71)	(79)	(85)
Non-operating pension and other post-employment benefit costs	(163)	(14)	(19)
Interest income and other	5	4	5
Net charge to earnings	$(229)	$(89)	$(99)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2025	Q1.2026	Q1.2025
Operating loss	$(71)	$(79)	$(85)
Depreciation, depletion and amortization	4	3	3
Special items	18	—	—
Adjusted EBITDA(1)	$(49)	$(76)	$(82)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Operating Loss and Net Charge to Earnings (Pretax)

in millions	Q4.2025	Q1.2026	Q1.2025
Environmental remediation charge	$18	$—	$—
Special items included in operating loss	18	—	—
Pension settlement charge	145	—	—
Special items included in net charge to earnings	$163	$—	$—

Unallocated Selected Items

in millions	Q4.2025	Q1.2026	Q1.2025
Cash spent for capital expenditures	$(1)	$—	$—